Exhibit 99.1

Corporate Overview San Francisco January 2007Discovering excellence, driving clinical successTM

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop its DARA program and commence Phase I clinical studies with respect to the program, Pharmacopeia’s ability to successfully perform under its collaborations with Wyeth, Cephalon and GlaxoSmithKline, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaboration with N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Value Drivers - Balanced RiskBiopharmaceutical company Focused on cardiovascular and immunological diseases Leader in developing DARA – IND submitted 12/28/06First-in-class dual-acting ARB and endothelin antagonists for kidney disease Deep pipeline of potential blockbusters 5 compounds in active clinical development 6 compounds in pre-clinical development Discovery and development partnerships with industry leaders GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon, Wyeth

Balancing Risk to Build Value 8 Million Compound Library Largest in the Industry Integrated HTS Medicinal Chemistry Pharmacology Development GSK Wyeth Organon Cephalon Schering-Plough Bristol-Myers Squibb Unique Discovery Platform Strategic Partnerships Proprietary Programs High Value Portfolio Pharmacopeia Value Drivers 5 Compounds Active in Clinic 6 Compounds in Preclinical Development Programs in Late Stage Optimization DARA - cardiovascular JAK3 – topical derm/ocular CCR1 – inflammation/MS A2A – Parkinson’s avb3, avb5 - cancer Monetizable Assets

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors approaching Phase 2
  - CXCR2 antagonist successfully completed Phase 1
  - DARA IND filed December 28th, 2006 – FIH planned in 1Q-07
- **Strong strategic partnerships**
  - Wyeth R&D agreement on JAK3
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

One of the Deepest Portfolios in Biotech

Pharmacopeia

	Program	Lead Generation	Preclinical: Optimization	Preclinical: Development	Clinical Phase: I	Clinical Phase: II	Clinical Phase: III	NDA Filed
PS540446	Rheumatoid Arthritis p38	Bristol-Myers Squibb						
PS291822	COPD CXCR2	Schering-Plough						
PS460644	Asthma/Allergy* VLA-4	Daiichi Pharmaceutical Co. Ltd						
PS095760	Oncology	Schering-Plough						
PS433540	Cardiovascular** DARA							
PS778629	CNS	Organon						
PS241541	Oncology	Schering-Plough						
PS386113	Inflammation	Schering-Plough						
PS522501	Metabolic Disease	Schering-Plough						
PS948115	Respiratory	Schering-Plough						
PS873266	Inflammation	Celgene						
PS608504	Immuno/Inflam JAK3	Wyeth						
PS608504	Derm/Ocular JAK3 Topical							
PS375179	Rheumatoid/MS CCR1							
PS246518	Parkinson's Adenosine A_{2A}							
PS388023	Angiogenesis $\alpha_v\beta_3/\alpha_v\beta_5$							

5 compounds active in the clinic
6 compounds in preclinical development
4 internal programs in lead optimization

* VLA-4 IND currently inactive ** IND Submitted

Partnered Pipeline Advancing

Pharmacopeia

Partnered clinical programs advancing

Schering-Plough

- CXCR2 antagonist for COPD
  - Successfully completed Phase 1
  - Active against biomarker at 50 mg in volunteers
  - Continued clinical development on-going

Bristol-Myers Squibb

- p38 kinase inhibitors for RA
  - Approaching Phase 2
  - Well tolerated in multiple Phase 1 trials
  - Currently in RA patients receiving methotrexate
  - Back up compound entered Phase 1 in December 2005

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors approaching Phase 2
  - CXCR2 antagonist successfully completed Phase 1
  - DARA IND filed December 28th, 2006 – FIH planned in 1Q-07
- **Strong strategic partnerships**
  - Wyeth R&D agreement on JAK3
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

DARA – First-in-class DARA combines the properties of two marketed cardiovascular product classes in a single compound – Avapro and Tracleer Angiotensin II (Type 1) receptor blockers (ARBs) ETA selective endothelin receptor antagonists (ERAs) DARA’s combination of these activities has the potential to significantly advance the management of several cardiovascular disease US Patients (millions) Diabetic kidney disease (nephropathy) 9.0 Resistant hypertension (3-4 drugs) 9.5 Congestive heart failure (esp. diastolic) 3.2 Pulmonary arterial hypertension (orphan) 0.1 Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

Potentially control hypertension and fibrosis associated with loss of renal function pre- and post-transplant Diabetic Kidney Disease – Medical Need Progressive disease leading to dialysis and transplant 9 million diabetic nephropathy patients in the US 10 million in Japan and Europe $17B potential addressable market in 2010 Underlying disease causes Diabetes Hypertension Obesity Glomerulonephritis most common causes of chronic kidney disease

Worldwide in 2010 there are predicted to be 28 million patients with concomitant hypertension and diabetes Resistant Hypertension – Medical Need Hypertensives requiring 3 or more drugs to ‘control’ blood pressure ~10 million in US concomitantly receive 3 or 4 products classes 24% and 8% respectively achieve blood pressure targets >$10B potential market in US alone

 Angiotensin II and Endothelin I Vasoconstriction Tissue proliferation and fibrosis Inflammation Preclinical Results Potent blockade of endothelin and angiotensin by oral route Potent BP lowering in predictive hypertension models (SHR and DOCA) Clinical Results – Diabetic nephropathyImproved renal hemodynamics Marked decrease in urinary albumin excretion rate and proteinuria in Phase 2 studies ARB + ERA = Synergistic Combination

PS433540 – Potent as ARB and ERA

Pharmacopeia


Angiotensin group
Endothelin group
H₃C
N
O
N-N
S
CH₃

Irbesartan(Avapro®)
AT_1 antagonist

PS-433540 (DARA)
AT_1 and ET_A antagonist

BMS-193884
ET_A antagonist

Compound	Angiotensin IC_{50} (nm, human)	Endothelin IC_{50} (nm, human)
Irbesartan (Avapro)	2	> 10,000
BMS-19384	> 10,000	1.4
PS-433540 (DARA)	3	12

Angiotensin and Endothelin Blockade Angiotensin II PS433540 blocks both angiotensin and endothelin in vivo after oral administration in rodents with ED50 = 0.9, 7.6 mpk ED50= 0.9 mg/kgVehicle-adjusted % Inhibition (normalized)0102030405060708090100Dose (mg/kg)0.11.010.0100.0

PS433540 – Antihypertensive Activity

Pharmacopeia

Effect of Irbesartan and PS433540 on Mean Arterial BP in Spontaneously Hypertensive Rats (SHR)



10 µmol/kg
days 15 - 21
30 µmol/kg
days 22 - 28
100 µmol/kg
days 29 - 35
Mean arterial pressure mm Hg
220
200
180
160
140
120
100
80
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Days of dosing drug p.o.
Vehicle
Irbesartan
PS433540

PS433540 reduces blood pressure more than Irbesartan (Avapro) at 30 and 100 mmol/kg

Current Treatment of Renal Disease Unsatisfactory Disease progresses to dialysis and transplant despite treatment Impaired quality of life with high morbidity and mortality Emerging paradigm for better disease managementARBs approved for diabetic nephropathy Benefit demonstrated for investigational ERA in combination with ARB 28 million patients with concomitant hypertension and diabetes predicted for 2010 Opportunity for DARA to be first choice in kidney disease and resistant hypertension Combine ARB and ERA activity in a single compound, once-a-day pill Avoid polypharmacy typical of current treatment protocols Provide superior safety and compliance in a single compound Simplify evaluation of combination for poorly controlled diseases Potential Treatment of Choice in Kidney Disease Demonstration of antihypertensive effect of PS433540 in Phase 1 would support potential in diabetic kidney disease

DARA Development Schedule Complete data and material transfer from BMS 2Q-06 Synthesis of 2 Kg GMP of active ingredient (API) 3Q-06 Pre-IND meeting with FDA 08/15/063Q-06 Submit IND 12/28/061Q-07 ‘First in man’ dosing 1Q-07 Initiate Phase 1b hypertension study End-07 Initiate Phase 2 2H-08

Phase 1 Clinical Evaluation Phase 1a in Healthy Subjects Establish Safety SAD (Single Ascending Dose) – up to 7 dose levels MAD (Multiple Ascending Dose) – up to 4 dose levels Confirm Dual Activity Mechanism Angiotensin Challenge in Healthy Volunteers Endothelin Challenge in Healthy Volunteers Phase 1b in Hypertensive Patients Establish Blood Pressure Lowering Activity Double-Blind Placebo Controlled Study in Uncomplicated Mild to Moderate Hypertension

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors approaching Phase 2
  - CXCR2 antagonist successfully completed Phase 1
  - DARA IND filed December 28th, 2006 – FIH planned in 1Q-07
- **Strong strategic partnerships**
  - Wyeth R&D agreement on JAK3
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

Strategic Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway Pharmacopeia prosecutes Phase 1 and Phase 2 Non-dilutive tranched funding - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure

Strategic Partnerships Alliance to develop and commercialize JAK3 Inhibitors for Immunological and Inflammatory Diseases Upfront payment for discovery phase program - $5 million Up to $9MM in research funding over 3 years Up to $175MM in preclinical, clinical and commercialization milestones Double-digit royalties on any sale of a collaboration product by Wyeth Pharmacopeia retains all commercial rights to topical products for opthamology and dermatology Each party finances development and commercialization in its field

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors approaching Phase 2
  - CXCR2 antagonist successfully completed Phase 1
  - DARA IND filed December 28th, 2006 – FIH planned in 1Q-07
- **Strong strategic partnerships**
  - Wyeth R&D agreement on JAK3
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

Financial Summary For the 9 Months Ended September 30, 2006 $13.7 million in net revenue $19.6 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $30.4 million as of December 31st, 2005 $31.0 million as of September 30, 2006 Received $20 million of funding from new collaborations in Q2 Received net proceeds of $23.1 million from financing closed in Q4 December 31, 2006 cash guidance $45 million - $50 million $5 million upfront payment from Wyeth to be received in January 2007

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (10/31/2006): 21.1 million 52- Week Range: $3.39 - $6.51 Market Capitalization (01/04/2007): ~ $95 million Enterprise Value*: ~ $40 million *Calculated on cash and liquid investments as of 09/30/2006 and financing proceeds raised in Q4. Analyst Coverage: Joe Pantginis Jose Haresco Brian Lian Canaccord Adams Merriman Curhan Ford CIBC October, 2005 December, 2005 December, 2006

Pharmacopeia Today

Pharmacopeia

- **DARA IND Submitted 12/28/06**
  - First-in-class approach to significant markets
    - Diabetic Nephropathy
    - Resistant Hypertension
  - Expect to be dosing healthy subjects in 1Q-07
- **Partnered clinical programs advancing**
  - CXCR2 antagonist for COPD – successfully completed Phase 1 (partnered with Schering-Plough)
  - p38 kinase inhibitor for inflammatory disease – approaching Phase 2 (partnered with Bristol-Myers Squibb)
- **Portfolio of programs for major immunological diseases**
  - JAK3 topical for psoriasis and uveitis
  - CCR-1 for rheumatoid arthritis and multiple sclerosis
- **Strategic partnerships with Pharma and Biotech**
  - Joined forces with GlaxoSmithKline and Cephalon
  - JAK3 partnership with Wyeth in immunological and inflammatory disease

Discovering excellence, driving clinical successTM